Exhibit 99.1

KBW Regional Bank Conference

THE OPPORTUNITY IS HERE

Forward Looking Statements

This Presentation contains “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2005 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes which may occur in the regulatory environment and (v) other factors which are more fully described in our periodic filing with the Securities and Exchange Commission. When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

THE OPPORTUNITY IS HERE

Financial Strength in Local Hands

$18.9 Billion in Assets

Located in Florida, Alabama, Georgia, Nevada, Texas

$10 Billion – or 51% in Florida

FFLC acquisition to add $1 billion in assets in Florida

Growing Retail Banking Franchise

309 Branches Now – 327 by December ‘05

Outstanding Deposit Growth – 19% increase in ‘04 – 14% internal

Outstanding Credit Quality

Record Low Nonperforming Assets Ratio – 0.29% in 2004

Excellent Net Charge-Off History

Proven Community Banking Philosophy

Local Expertise in Lending Decisions

Atmosphere that Promotes Sales and Personalizes Customer Relationships

Combination of being in

Right Locations

Right people involved in local communities to propel our growth

THE OPPORTUNITY IS HERE

In the Right Places

From 2000 to 2003 five states in the US had over 6% population growth

Colonial is in four of them – Florida, Georgia, Texas, Nevada

32% of the total population growth in the US came from those states

72% of non-time deposits in Florida, Georgia, Texas and Nevada

57% of non-time deposits in Florida

Projected population growth 2005-2025:

40% 30% 20% 10%

33.4% 32.5%17.2%

Colonial Florida Florida US

Florida Franchise and Current Population

Current Population

2,500,000 500,000 100,000

Current Branches

Pending Acquisition

Projected Branches

Florida Franchise

Entered Florida in 1996

Began Florida franchise with $232 million in assets, 8 branches

Florida Today:

$10 Billion in assets

$6.9 Billion in Deposits; $2.4 Billion from internal growth

144 Branches

All of our Florida regions had approx. 30% internal deposit growth in 2004

Upon completion of the pending acquisition of First Federal Savings Bank of Lake County:

54% of Assets in Florida

57% of Deposits in Florida – Total Deposits of $7.4 Billion

49% of Branches in Florida – Total Branches – 161

and is expected to be the

5TH LARGEST COMMERCIAL BANK IN FLORIDA

Strategic Position

20031 20041,2

State Deposits ($mm) Market Rank % of Total Deposits ($mm) Market Rank % of Total

Florida $4,176 11 46% $5,483 6 50%

Alabama $3,411 5 38% $3,771 5 35%

Georgia $554 21 6% $628 18 6%

Nevada $336 14 4% $447 13 4%

Texas $440 70 5% $473 67 4%

Corp./Other $96 — 1% $82 — 1%

1 Deposits as of June 30

2 Pro forma for acquisitions announced subsequent to June 30 Includes Thrifts and Banks

Market Opportunity

Population Branches People per Branch

Nevada 2,334,771 474 4,926

Texas 22,490,022 5,480 4,104

Florida 17,397,161 4,897 3,553

Georgia 8,829,383 2,596 3,401

Alabama 4,530,182 1,446 3,133

U.S. 293,655,404 89,787 3,271

Assets by State

At 12/31/04

Alabama 23%

Corporate 12%

Georgia 7%

Texas 5%

Nevada 4%

Florida 49%

Pro Forma*

(in millions)

Alabama $4,561 20%

Corporate $2,351 11%

Georgia $1,291 6%

Texas $986 5%

Nevada $769 4%

Florida $11,013 54%

* Upon the completion of the FFLC acquisition.

Growing Retail Franchise

Growing Retail Franchise

At 12/31/04

AL 115

GA 22

NV 13

TX 12

Other 3

FL 127

43% 39%

292 Branches

Planned Branch Additions for 2005:

Florida:

South FL 2

Bay Area 3

Southwest FL 2

Central FL 3

Panhandle 1

Union Bank 18

FFLC 16

Total Florida 45

Georgia 1

Nevada 1

Texas 2

TOTAL NEW 49

Alabama (14)

TOTAL 35

Pro Forma*

FL 172

Other 3

TX 14

NV 14

GA 23

AL 101

53% 31%

327 Branches

* Upon the completion of the FFLC acquisition.

Non-time Deposit Growth

(in millions)

$3,468 $4,114 $4,950 $5,868 $7,331

19% 20% 19% 25%

11%* 8%* 18%* 19%*

2000 2001 2002 2003 2004

* Excluding Acquisitions

Relationship Improvement

12/31/03 12/31/04 Growth

Cross-Sell Ratio 3.13 3.45 32 bps

Internet Banking Customers 56,270 79,792 42%

Internet Banking Penetration 23% 32% 39%

HELOC Balances $383,574,000 $514,911,000 34%

HELOC Relationship Ratio 3.87 4.13 26 bps

Active Check Cards 137,160 155,732 13.5%

Check Card Service penetration of DDAs 53% 57% 8%

Outstanding Credit Quality

Loan Portfolio Distribution

(as of December 31, 2004)

Other 1.0%

RE Construction 30.6%

CRE 25.4%

Residential RE 17.3%

MWL 8.7%

Commercial 7.8%

CRE Owner Occ. 7.8%

Consumer 1.5%

NPAs Consistently Below Industry

(as originally reported)

4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00%

‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04

1.17% 1.25% 0.85% 0.78% 0.84% 0.71% 0.60% 0.55% 0.54% 0.64% 0.78% 0.65% 0.29%

All FDIC insured commercial banks (as of 9/30/04)

Colonial BancGroup

RECORD LOW

Net Charge-Offs/Average Loans

1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04

0.51% 0.47% 0.33% 0.09% 0.13% 0.18% 0.23% 0.23% 0.21% 0.21% 0.28% 0.29% 0.31% 0.19%

All FDIC insured commercial banks (as of 9/30/04)

Southern Regionals*

Colonial BancGroup

* Provided by Sandler O’Neill & Partners

2004 Financial Highlights

Earnings Per Share Growth (diluted)

$1.00 $1.06 $1.16 $1.20 $1.33

2000 2001 2002 2003 2004

6% 9% 3% 11%

Net Income Growth

(in thousands)

$115,120 $122,103 $140,025 $149,927 $175,348

15% 7% 17%

2000 2001 2002 2003 2004

Net Interest Margin Improvement

3.80% 3.70% 3.60% 3.50% 3.40% 3.30%

3.43% 3.53% 3.58% 3.60% 3.64% 3.68%

3Q03 4Q03 1Q04 2Q04 3Q04 4Q04

Solid Dividend Growth

15 YEARS OF INCREASED DIVIDENDS



$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05

Colonial BancGroup

THE **OPPORTUNITY** IS HERE

21

Supplemental Information

CRE Loan Portfolio Distribution

(as of December 31, 2004)

Retail 24.6%

Office 17.3%

Multi-Family 13.3%

Warehouse 11.9%

All Other Types 8.8%

Lodging 7.7%

Healthcare 7.6%

Church/School 4.1%

Recreation 2.8%

Industrial 1.9%

23.4% Owner Occupied Average loan size = $597,000 Characteristics of 75 largest loans:

Total $752 million and represent 17.6% of CRE portfolio

Average loan to value ratio is 67%

Average debt coverage ratio = 1.42x

Construction Loan Portfolio Distribution

(as of December 31, 2004)

Residential Developments and Lots 25.5%

Land Only 19.9%

Residential Home Construction 18.2%

Condominium 10.8%

Retail 8.6%

All Other Types 6.6%

Commercial Development 4.7%

Office 3.0%

Multi-Family 2.7%

Average loan size = $622,000

Characteristics of 75 largest loans:

Total $1.2 billion and represent 29.4% of portfolio

Average loan to value ratio is 69%

Projected Population Growth

Population Growth

160,000 82,500 5,000

Current Branches

Pending Acquisition

Projected Branches

Projected Population in 2009

Population in 2009

2,600,000 509,902 100,000

Current Branches

Pending Acquisition

Projected Branches

Texas Locations

Nevada Locations

Alabama/Georgia Locations